Exhibit 10.2

CVS HEALTH CORPORATION
PERFORMANCE STOCK UNIT AGREEMENT
GRANT DATE: %%OPTION_DATE,'Month DD, YYYY'%-%

1.GRANT OF AWARD. Pursuant and subject to the provisions of the 2017 Incentive Compensation Plan of CVS Health Corporation (the “Plan”), on the date set forth above (the “Grant Date”), CVS Health Corporation (the “Company”) has granted and hereby evidences by the Performance Stock Units (the “PSUs”) awarded herein, to the person named below (the “Participant”), subject to the terms and conditions set forth and incorporated in this PSU agreement (the “Agreement”), the right to a future payment of shares of common stock ($0.01 par value) of the Company (the “Shares”), subject to required tax withholding. The actual number of Shares (if any) that the Participant receives shall be subject to the terms and conditions of the Plan and the Agreement, including, without limitation, the Company’s achievement of the performance goals set forth in Appendix A and as determined under Section 13 of the Agreement. The fair market value of the Shares on any date is the closing price of the Company’s common stock on such date (the “FMV”). The Plan is hereby made a part hereof and the Participant agrees to be bound by all the provisions of the Plan. Capitalized terms not otherwise defined herein shall have the meaning assigned to such term(s) in the Plan. On the Grant Date specified above, the fair value, as determined utilizing the methodology approved by the Management Planning and Development Committee of the Board of Directors (the
“Committee”) or its delegate, of each PSU is as stated below.

Participant:	%%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-%
Employee ID:	%%EMPLOYEE_IDENTIFIER%-%
Target Number of PSUs (#):	%%TOTAL_SHARES_GRANTED,'999,999,999'%-%
Grant Date Fair Value:	%%MARKET_VALUE%-%

2.VOTING RIGHTS. A PSU does not represent an equity interest in the Company and carries no voting rights. The Participant shall have no rights of a shareholder with respect to the PSUs and will have rights of a shareholder only with respect to the Shares that have been delivered to the Participant pursuant to the terms set forth herein.

3.VESTING OF PSU AWARD AND HOLDING PERIOD.
(a)Subject to the terms and conditions of the Plan and the Agreement and subject to Participant’s continued employment, the PSUs shall vest and become non-forfeitable on April 1, 2027 or such other date as may be provided in Section 7 (the “Vest Date”), based on the level of achievement of the performance goals set forth in Appendix A (and as determined by reference to Appendices B and C), and shall be determined by multiplying the number of PSUs that are subject to the Agreement by the applicable performance adjustment shown in Appendix A for the attained level of the performance goals. The “Performance Period” shall be the three-year period commencing on January 1, 2024 and ending on December 31, 2026.

(b)The Participant shall be entitled to receive (and the Company shall deliver to the Participant) the Shares (if any), subject to any applicable withholdings, within thirty (30) days or as soon as administratively practicable thereafter following the Vest Date, unless delivery of the Shares has been deferred in accordance with Section 5 below (the date of such delivery of the Shares being hereafter referred to as the “Settlement Date”).

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(c)Notwithstanding anything herein to the contrary, if the Participant is a Designated Officer as referenced in the Management Planning and Development Committee Charter or becomes a Designated Officer at any time during the Performance Period, the Participant agrees and covenants that as a condition to the receipt of the grant of PSUs and the payment of the PSUs hereunder, the Participant shall not sell or otherwise transfer any Shares issued and transferred to the Participant pursuant to the Agreement (including with respect to any Shares that are deferred under Section 5(a)) until the first anniversary of the Settlement Date or the first anniversary of the Participant’s date of separation from the Company, if earlier, (such period hereinafter referred to as the “Holding Period”), except that the Participant shall be permitted, prior to the end of the Holding Period, (a) to sell or transfer shares to pay applicable tax and social security withholdings, if any, with respect to such settlement (or, alternatively, if the Company withholds such Shares pursuant to Section 6 of the Agreement, the requirements in this Section 3(c) not to sell or otherwise transfer any Shares shall only apply to the number of such Shares delivered to the Participant (i.e., after such withholding of Shares)), (b) to sell or transfer shares upon a Change in Control, or (c) to transfer Shares to the Participant’s personal brokerage account. The Participant’s attempt to assign or transfer Shares subject to the Agreement, either voluntarily or involuntarily, contrary to the provisions hereof, shall be null and void and without effect. The Company may, in its sole discretion, impose restrictions on the assignment or transfer of Shares consistent with the provisions hereof, including, without limitation, by or through the transfer agent for such Shares or by means of legending stock certificates or otherwise.

4.REQUIRED ACCEPTANCE OF AWARD. The Participant is required to accept the award in the manner required by the Company prior to the first anniversary of the Grant Date. The PSUs will not vest and shall be forfeited in full if the Company has not received the Participant’s acceptance of the terms and conditions set forth herein prior to the first anniversary of the Grant Date. Acceptance shall be submitted electronically as required by the Company.

5.DEFERRED STOCK COMPENSATION PLAN.
(a)In accordance with rules promulgated by the Committee, the Participant, to the extent eligible under the CVS Health Deferred Stock Compensation Plan, may elect to defer delivery of the Shares in settlement of PSUs covered by the Agreement. Any such deferred delivery date elected by the Participant shall become the Settlement Date for purposes of the Agreement.

(b)To the extent dividends are paid on such deferred Shares following the Vest Date and prior to the Settlement Date, the Participant shall be entitled to receive additional deferred Shares equal to: (x) the amount of the dividend per Share as declared by the Company’s Board of Directors multiplied by (y) the number of deferred Shares held by the Participant on the record date of such dividend, divided by (z) the FMV of a Share on such dividend payment date.

6.WITHOLDING FOR TAXES. On the Settlement Date the number of the Shares to be delivered by the Company to the Participant shall be reduced by the number of the Shares having a FMV at least equal to the dollar amount of Federal, state and local tax withholding required to be withheld by the Company with respect to related PSUs on such date.

7.TERMINATION OF EMPLOYMENT.
(a)Except as provided in Section 7 (b) – (e) below, if, for any reason, the Participant’s employment with the Company and any subsidiary of the Company terminates, all the PSUs not then vested in accordance with Section 3 above shall be immediately forfeited.

(b)Qualified Retirement or Involuntary Termination with Severance. In the event the Participant’s employment with the Company and any subsidiary of the Company terminates by reason of a “Qualified Retirement” or an involuntary termination and the Participant receives severance pay following the Participant’s employment, the PSUs shall vest on a pro rata basis as of the Participant’s employment termination date and shall settle in accordance with the original schedule set forth in Section 3 of the Agreement as follows: the total number of PSUs to which the Participant shall be entitled shall be equal to the number of PSUs based upon actual performance as of the end of the

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Performance Period multiplied by the following fraction: (A) the numerator shall be the whole number of months elapsed as of the employment termination date since the later of (i) the beginning of the Performance Period or (ii) the Participant’s hire date and (B) the denominator shall be the number of months in the Performance Period. For purposes of this calculation, the number of months in the numerator in sub-section (A) above shall include any partial month in which the Participant has been employed. For example, if the time elapsed between the beginning of the Performance Period and the Qualified Retirement date is eight (8) months and five (5) days and the Participant has been employed for such entire period, the numerator in sub-section (A) above shall be nine (9). A “Qualified Retirement” shall mean ALTERNATIVE: [a termination of employment on or after attainment of age fifty-five (55) with at least ten (10) years of continuous service or attainment of age sixty (60) with at least five (5) years of continuous service, provided that: (i) if the Participant terminates employment voluntarily, the Participant has provided the Company with at least ninety (90) days advance written notice, in accordance with the provisions of Section 8 below, of the Participant’s retirement date or such other term of advance written notice as is determined by the Chief People Officer of the Company; or (ii) if the Company terminates the Participant’s employment, such termination is without cause, as determined by the Company in its sole discretion (“Cause”). The pro-rated PSUs that vest upon a Qualified Retirement or an involuntary termination with severance shall settle on the Settlement Date that would have applied had the pro-rated PSUs vested under the original schedule set forth in Section 3 of the Agreement] or [specific terms determined in advance by the Management Planning and Development Committee].

(c)Disability. In the event the Participant’s employment with the Company and any subsidiary of the Company terminates by reason of total and permanent disability (as defined in the Company’s Long-Term Disability Plan, or, if not defined in such Plan, as defined by the Social Security Administration), the PSUs shall vest on a pro rata basis as of the employment termination date and shall settle within thirty (30) days of the employment termination date or as soon as administratively practicable thereafter in an amount equal to the following: the number of PSUs based upon target performance as of the end of the Performance Period multiplied by the following fraction: (A) the numerator shall be the whole number of months elapsed as of the employment termination date, which is the last date that the Participant is employed by the Company and any subsidiary of the Company, since the later of (i) the beginning of the Performance Period or (ii) the Participant’s hire date and (B) the denominator shall be the number of months in the Performance Period.  For purposes of this calculation, the number of months in the numerator in sub-section (A) above shall include any partial month in which the Participant has been employed.  For example, if the time elapsed between the beginning of the Performance Period and the employment termination date is eight (8) months and five (5) days and the Participant has been employed for such entire period, the numerator in sub-section (A) above shall be nine (9).

(d)Death. In the event the Participant’s employment with the Company and any subsidiary of the Company terminates by reason of the Participant’s death, the PSUs not then vested in accordance with Section 3 shall immediately vest as of the date of death based upon target performance and shall settle within thirty (30) days of death or as soon as administratively practicable thereafter.

(e)Change in Control. In the event of a Change in Control, the applicable provisions of the Plan with respect to a Change in Control shall apply.

(f)Transfer of Employment. Transfer of the Participant’s employment between the Company and a subsidiary of the Company or between subsidiaries of the Company shall not be treated as a termination of employment.

(g)Taxes. Participant will be responsible for any applicable withholding or other taxes that become due as a result of PSUs that vest as of the employment termination date or thereafter.

8.NOTICE.

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(a)A retirement notice required to be given hereunder to the Company under Section 7 (b) shall be in writing, shall include “Retirement Notice” in the subject line, and shall be provided (i) to the Participant’s leader and (ii) to equityadministration@cvshealth.com (if by electronic mail) or CVS Health Corporation, Attention: Executive Director, Executive Compensation, One CVS Drive, Woonsocket, RI 02895 (if by regular mail).

(b)Any notice required to be given hereunder to the Participant shall be addressed to the Participant at the address shown on the records of the Company.

(c)Either party may hereafter designate an alternate address in writing, which designation shall be sent to the addresses provided in this section.

9.RECOUPMENT OF PSU AWARD. The PSUs shall be subject to the terms of the Company’s Recoupment Policy as it exists from time to time, which may require the Participant to immediately repay to the Company the value of any pre-tax economic benefit that the Participant may derive from the grant of the PSUs hereunder. By accepting the grant of PSUs hereunder, the Participant acknowledges that the Company’s Recoupment Policy has been made available for the Participant’s reference. In addition to the Company’s Recoupment Policy, the PSUs may be subject to the terms of any Company clawback policy mandated by any regulatory authority, including the New York Stock Exchange.

10.RESTRICTIVE COVENANT AGREEMENT.
(a)The grant of PSUs pursuant to the Agreement is expressly subject to and contingent upon the requirement that the Participant shall have fully executed and delivered to the Company the applicable written agreement containing the restrictive covenants required by the Company in connection with the award hereunder (such restricted covenant agreement hereafter, the “RCA”).

If the Company intends to require the Participant to execute and deliver a new RCA in connection with the award hereunder, the Company shall provide the new RCA to the Participant and the Participant agrees to execute and deliver the new RCA by the deadline set forth by the Company.  If the Participant is currently subject to an RCA and the Company does not require the Participant to execute and deliver a new RCA, then, by accepting the PSUs, pursuant to the Agreement, the Participant reaffirms the Participant’s intent to comply with all of the provisions in the Participant’s current RCA.

The Participant agrees that failure to execute and return the new RCA, if required, by the deadline set forth by the Company shall result in the immediate and irrevocable forfeiture of the PSUs granted hereunder and any right to receive Shares or any other payment with respect thereto.

(b)If the Participant violates any provision of the applicable RCA, as determined by the Company in its sole discretion (an “RCA Violation”), (i) the Participant shall immediately and irrevocably forfeit the PSUs, to the extent unvested, and shall have no right to any payment in connection with such forfeiture; and (ii) with respect to any PSUs that vested within the two (2) year period ending on the earlier of (A) the date, as determined in the sole discretion of the Company, of the Participant’s RCA Violation, or (B) the Participant’s termination of employment, the Participant shall be required, upon demand, to repay or otherwise reimburse the Company (including by forfeiting any deferred compensation credits in respect of such PSUs under the Company’s non-qualified compensation deferral plans) an amount having a value equal to the aggregate FMV of the Shares delivered with respect to the vested PSUs as of the date the PSUs became vested plus the value of any Shares provided pursuant to Section 5(b).

By accepting the grant of PSUs under the Agreement, the Participant acknowledges and agrees that the remedy described above does not constitute the exclusive remedy for the Participant’s violation of the RCA and, as the forfeiture and repayment provisions are not adequate remedies at law, the

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Company may seek any additional legal or equitable remedy, including injunctive relief, for any such violation. The provisions in this section are essential economic conditions to the Company’s grant of PSUs to the Participant. By receiving the grant of PSUs hereunder, the Participant agrees that the Company and its subsidiaries and affiliates may make deductions from any amounts they may owe the Participant, individually or collectively, from time to time (such as wages or other compensation, deferred compensation credits, vacation pay, severance or other payments owed following a termination of employment, as well as any other amounts owed to the Participant by the Company or its subsidiaries or affiliates) to the extent of any amounts the Participant owes the Company under this section. The provisions of this section and any amounts repayable or reimbursable by the Participant hereunder are intended to be in addition to any rights to repayment the Company may have under Section 304 of the Sarbanes-Oxley Act of 2002 and other applicable law.

11.SECTION 409A. The Company intends that the Agreement not violate any applicable provision of, or result in any additional tax or penalty under, Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the rules and regulations hereunder (collectively, “Section 409A”), and that to the extent any provisions of the Agreement do not comply with Section 409A the Company will make such changes in order to comply with Section 409A to the extent it considers reasonable. In all events, the provisions of the Company’s 409A Universal Definitions Document are hereby incorporated by reference and, to the extent required to avoid a violation of Section 409A by reason of Section 409A(a)(2)(B)(i) of the Code, payment of any amounts subject to Section 409A shall be delayed until the first business day of the seventh month immediately following the employment termination date, as of which date any such delayed payments shall be made in a lump sum. For purposes of any provision of the Agreement providing for the payment of any amounts or benefits upon or following a termination of employment, references to a “termination of employment” (and corollary terms) shall be construed to refer to a “separation from service” (within the meaning of Treas. Reg. Section 1.409A-1(h)). Notwithstanding the foregoing, the Company makes no representations as to the tax treatment or consequences of any payment made hereunder, and the Participant, by accepting the PSUs under the Agreement, acknowledges that the Participant shall be solely responsible for such tax treatment or consequences.

12.LAWS AND POLICES.
(a)By accepting the grant of PSUs under the Agreement, (i) the Participant acknowledges that a copy of the Plan has been made available by the Company for the Participant’s reference and agrees to be bound by the terms and conditions set forth in the Agreement and the Plan as in effect from time to time, (ii) the Participant further acknowledges that the Federal securities laws and/or the Company’s policies regarding trading in its securities may limit or restrict the Participant’s right to trade Shares, including without limitation, sales of the Shares acquired in connection with PSUs, and (iii) the Participant agrees to comply with such Federal securities law requirements and Company policies, as such laws and policies may be amended from time to time.

(b)Neither the execution and delivery hereof nor the grant of PSUs evidenced hereby shall constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company or its subsidiaries to employ the Participant for any specific period.

13.COMMITTEE AUTHORITY. The Committee shall have the authority, in its sole discretion, to make any interpretations, determinations, and/or take any administrative actions with respect to the Plan and the Agreement, including without limitation whether any post-termination payments to the Participant shall be deemed severance pay and/or whether a termination was with or without Cause. In the event of any inconsistency between the terms hereof and the provisions of the Plan, the Plan shall govern. Furthermore, the determination of the achievement of any performance goals under the Agreement, and the amounts and calculations used in making such determination, shall be in the Board of Directors’ or the Committee’s sole discretion and such determination shall be final, binding and conclusive for all purposes and upon all parties. The Committee (or, if applicable, the Chief Executive Officer of the Company) may, in its discretion, reduce or increase the amount of a settlement otherwise to be made in connection with the PSUs to the extent permissible under the Plan.

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14.DETRIMENTAL CONDUCT
(a)The Participant agrees that the Award covered by the Agreement is subject to the Company’s Recoupment Policy and the other terms and conditions set forth in the Agreement. In addition to and without limiting the other terms and conditions of the Agreement, if prior to final settlement and release from the Holding Period the Committee determines that the Participant has engaged in Detrimental Conduct (as defined below), the Committee, in its sole discretion, will be entitled to recover from the Participant some or all of the Shares (and any related dividends) paid to the Participant pursuant to the Agreement. All such determinations by the Committee will be final and binding.

(b)The Participant agrees that during any period in which PSUs (and any related dividends) remain outstanding and payable pursuant to the Agreement, including the Holding Period, the Participant shall not engage in Detrimental Conduct. For purposes of the Agreement, “Detrimental Conduct” means any one of the following: (i) any conduct that would constitute Cause; (ii) the commission of a criminal act by the Participant, whether or not performed in the workplace, that subjects, or if generally known, would subject the Company or any of its subsidiaries to public ridicule or embarrassment; (iii) intentional misconduct or conduct not taken in good faith and causing significant reputational harm to the Company or any of its subsidiaries; (iv) intentional violation, or negligent disregard, of the Company’s or any of its subsidiaries’ policies, rules and procedures, speciﬁcally including, but not limited to, any of the Participant’s obligations under the Company’s Code of Conduct and workplace policies; or (v) any violation of the Participant’s RCA.

(c)Payment of PSUs (and any related dividends) on the Settlement Date is speciﬁcally conditioned on the requirement that at all times prior to such Settlement Date, the Participant does not engage or has not engaged in Detrimental Conduct. In addition, releasing Shares to the Participant that would be delivered after the Holding Period is also specifically conditioned on the requirement that at all times prior to such release, the Participant does not engage or has not engaged in Detrimental Conduct. If the Committee determines in its reasonable business judgment that the Participant has failed to satisfy such requirements, then all or a portion of the PSUs (and any related dividends) and/or any Shares subject to the Holding Period that would be delivered in settlement thereof, which amount or portion shall be determined by the Committee in its sole discretion, shall be canceled and forfeited as of the date of such determination. All such determinations by the Committee will be final and binding.

15.GOVERNING LAW. The Agreement and the PSUs evidenced hereby shall be governed by the laws of Delaware, without giving effect to principles of conflict of laws.

16.ACKNOWLEDGEMENT. The Agreement shall be effective only upon the Participant’s formal acceptance of the terms and conditions set forth above as required by the Company.

By:	/S/ Laurie P. Havanec
Executive Vice President, Chief People Officer
CVS Health Corporation

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CVS HEALTH CORPORATION
RESTRICTED STOCK UNIT AGREEMENT
GRANT DATE: %%OPTION_DATE,'Month DD, YYYY'%-%

1.GRANT OF AWARD. Pursuant and subject to the provisions of the 2017 Incentive Compensation Plan of CVS Health Corporation (the “Plan”), on the date set forth above (the “Grant Date”), CVS Health Corporation (the “Company”) has granted, and hereby evidences by the Restricted Stock Units (the “RSUs”) awarded herein, to the person named below (the “Participant”), subject to the terms and conditions set forth and incorporated in this RSU agreement (the “Agreement”), the right to a future payment of shares of common stock ($0.01 par value) of the Company ( the “Shares”), subject to required tax withholding. The fair market value of the Shares on any date is the closing price of the Company’s common stock on such date (the “FMV”). The Plan is hereby made a part hereof and the Participant agrees to be bound by all the provisions of the Plan. Capitalized terms not otherwise defined herein shall have the meaning assigned to such term(s) in the Plan.

Participant:	%%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-%

Employee ID:	%%EMPLOYEE_IDENTIFIER%-%

RSUs (#):	%%TOTAL_SHARES_GRANTED%-%

Grant Date FMV:	%%MARKET_VALUE%-%

Vest Date 1:	%%VEST_DATE_PERIOD1,'Month DD, YYYY'%-%	%%SHARES_PERIOD1%-%

Vest Date 2:	%%VEST_DATE_PERIOD2,'Month DD, YYYY'%-%	%%SHARES_PERIOD2%-%

Vest Date 3:	%%VEST_DATE_PERIOD3,'Month DD, YYYY'%-%	%%SHARES_PERIOD3%-%

Vest Date 4:	%%VEST_DATE_PERIOD4,'Month DD, YYYY'%-%	%%SHARES_PERIOD4%-%

2.VOTING RIGHTS. An RSU does not represent an equity interest in the Company and carries no voting rights. The Participant shall have no rights of a shareholder with respect to the RSUs and will have rights of a shareholder only with respect to the Shares that have been delivered to the Participant pursuant to the terms set forth herein.

3.DIVIDEND EQUIVALENT.
(a)To the extent dividends are paid on Shares while the RSUs remain outstanding and unvested, subject to Section 6(b), a cash amount equivalent to the dividends paid (such cash amount, a “Dividend Equivalent”) with respect to the number of Shares covered by the RSUs shall accrue. Any accrued Dividend Equivalent shall vest and be payable only upon vesting of the underlying RSUs. To the extent that the underlying RSUs do not vest hereunder, any related accrued Dividend Equivalents shall be forfeited.

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(b)The Participant hereby agrees that the Company may withhold from the Dividend Equivalent(s), referred to in Section 3(a) above, amounts sufficient to satisfy the applicable tax withholding in respect of such Dividend Equivalent(s).

4.VESTING OF RSU AWARD. Subject to the terms and conditions of the Plan and the Agreement and subject to Participant’s continued employment, on each vest date set forth in Section 1 (each, a “Vest Date”) the Participant shall be entitled to receive (and the Company shall deliver to the Participant) (a) the Shares subject to the RSUs vesting on such Vest Date, within thirty (30) days of the Vest Date or as soon as administratively practicable thereafter, unless delivery of the Shares has been deferred in accordance with Section 6 below (the date of such delivery of the Shares being hereafter referred to as the “Settlement Date”) and (b) the Dividend Equivalent(s) related to the RSUs vesting on such Vest Date, within thirty (30) days or as soon as administratively practicable thereafter. The RSUs shall vest, except as otherwise provided in Sections 5 and 8, in accordance with the schedule set forth above.

5.REQUIRED ACCEPTANCE OF AWARD. The Participant is required to accept the award in the manner required by the Company prior to the first anniversary of the Grant Date. The RSUs will not vest and shall be forfeited in full if the Company has not received the Participant’s acceptance of the terms and conditions set forth herein prior to the first anniversary of the Grant Date. Acceptance shall be submitted electronically as required by the Company.

6.DEFERRED STOCK COMPENSATION PLAN.
(a)In accordance with rules promulgated by the Management Planning and Development Committee of the Board of Directors (the “Committee”), the Participant, to the extent eligible under the CVS Health Deferred Stock Compensation Plan (the “DSP”), may elect to defer delivery of the Shares in settlement of RSUs covered by the Agreement. Any such deferred delivery date elected by the Participant shall become the Settlement Date for purposes of the Agreement.

(b)Notwithstanding Section 3(a), to the extent dividends are paid on such deferred Shares prior to the Settlement Date, the Participant shall accrue a number of additional deferred Shares equal to: (x) the amount of the dividend per Share as declared by the Company’s Board of Directors multiplied by (y) the number of deferred Shares held by the Participant on the record date of such dividend, divided by (z) the FMV of a Share on such dividend payment date. To the extent that the underlying RSUs do not vest hereunder, any accrued Shares related to dividends shall be forfeited. Accrued Shares related to dividends will be distributed along with the underlying deferred Shares on the Settlement Date in accordance with the DSP.

7.TAXES. On the Settlement Date the number of the Shares to be delivered by the Company to the Participant shall be reduced by the smallest number of the Shares having a FMV at least equal to the dollar amount of Federal, state and local tax withholding required to be withheld by the Company with respect to the related RSUs on such date.

8.TERMINATION OF EMPLOYMENT.
a)Except as provided in Sections 8 (b) – (f) below, if, for any reason, the Participant’s employment with the Company and any subsidiary of the Company terminates, all the RSUs not then vested in accordance with Section 4 above shall be immediately forfeited.

b)Termination with Severance. In the event the Participant’s employment with the Company and any subsidiary of the Company terminates and the Participant receives severance pay following Participant’s employment pursuant to a written agreement approved by the Company, the RSUs shall continue to vest through the end of the specified severance period and shall settle in accordance with the original schedule set forth in Section 4 of the Agreement. Any RSUs that will not vest as of the last day of the Participant’s specified severance period shall be forfeited as of the Participant’s employment termination date. In the event that the Participant returns to comparable employment with the Company or any subsidiary, as determined by the Company in its sole discretion, prior to the

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expiration of the specified severance period, the Participant shall be treated as if the Participant’s employment with the Company or any subsidiary of the Company had continued through the severance period for purposes of determining eligibility for continued vesting (if this occurs, the Participant is required to notify the Plan administrator by electronic mail to: equityadministration@cvshealth.com). In the event that the Participant’s termination of employment also qualifies as a Qualified Retirement, the terms of this Section 8(b) or the terms of Section 8(c), whichever provides for greater benefits to the Participant, as determined by the Company in its sole discretion, shall be applied with respect to determining the vesting of the RSUs that are unvested as of the employment termination date. During the specified severance period, the Participant is eligible to accrue Dividend Equivalent(s) on outstanding RSUs as described in Section 3 above.

c)Qualified Retirement. In the event the Participant’s employment with the Company and any subsidiary of the Company terminates by reason of a “Qualified Retirement”, the RSUs shall vest on a pro rata basis as of the employment termination date and shall settle in accordance with the original schedule set forth in Section 4 of the Agreement, in an amount equal to the following: (i) the number of RSUs granted on the Grant Date multiplied by the following fraction: (A) the numerator shall be the whole number of months elapsed as of the Qualified Retirement date since the Grant Date and (B) the denominator shall be the initial number of full months in the period during which vesting is required under the award (the “Restricted Period”), minus (ii) the number of RSUs granted on the Grant Date that have vested prior to the Qualified Retirement date. For purposes of this calculation, the number of months in the numerator in subsection (A) above shall include any partial month in which the Participant has been employed. For example, if the time elapsed between the Grant Date and the Qualified Retirement date is eight (8) months and five (5) days and the Participant has been employed for such entire period, the numerator in sub-section (A) above shall be nine (9). A “Qualified Retirement” shall mean ALTERNATIVE [a termination of employment on or after attainment of age fifty-five (55) with at least ten (10) years of continuous service or attainment of age sixty (60) with at least five (5) years of continuous service, provided that if the Company terminates the Participant’s employment, such termination is without cause, as determined by the Company in its sole discretion (“Cause”). The Participant shall also be deemed to have experienced a Qualified Retirement if the Company terminates the Participant’s employment without Cause and the Participant shall meet the age and service requirement set forth above during the severance period set forth in a written severance agreement with the Company. In the event the Participant’s termination of employment qualifies as a Qualified Retirement and the Participant also enters into a written severance agreement with the Company, the terms of this Section 8(c) or the terms of Section 8(b), whichever provides for greater benefits to the Participant, as determined by the Company in its sole discretion, shall be applied with respect to determining the vesting of the RSUs that are unvested as of the employment termination date. The pro-rated RSUs that vest upon a Qualified Retirement shall settle on the Settlement Date that would have applied had the pro-rated RSUs vested under the original schedule set forth in Section 4 of the Agreement] or [specific terms determined in advance by the Management Planning and Development Committee].

d)Disability. In the event the Participant’s employment with the Company and any subsidiary of the Company terminates by reason of total and permanent disability (as defined in the Company’s Long-Term Disability Plan, or, if not defined in such plan, as defined by the Social Security Administration), the RSUs shall vest on a pro rata basis as of the employment termination date and shall settle within thirty (30) days of the employment termination date or as soon as administratively practicable thereafter in an amount equal to the following: (i) the number of RSUs granted on the Grant Date multiplied by the following fraction: (A) the numerator shall be the whole number of months elapsed as of the employment termination date and (B) the denominator shall be the initial number of full months in the Restricted Period minus (ii) the number of RSUs that have vested prior to the employment termination date.  For purposes of this calculation, the number of months in the numerator in sub-section (A) above shall include any partial month in which Participant has been employed.  For example, if the time elapsed between the Grant Date and the employment termination date is eight (8) months and five (5) days and the Participant has been employed for such entire period, the numerator in sub-section (A) above shall be nine (9).

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e)Death. In the event the Participant’s employment with the Company and any subsidiary of the Company terminates by reason of the Participant’s death, the RSUs not then vested in accordance with Section 4 shall immediately vest as of the date of death and shall settle within thirty (30) days of death or as soon as administratively practicable thereafter.

f)Change in Control. In the event of a Change in Control, the applicable provisions of the Plan with respect to a Change in Control shall apply.

g)Transfer of Employment. Transfer of the Participant’s employment between the Company and a subsidiary of the Company or between subsidiaries of the Company shall not be treated as a termination of employment.

h)Taxes. Participant will be responsible for any applicable withholding or other taxes that become due as a result of RSUs that vest as of the employment termination date or thereafter.

9.NOTICE.
(a)Any notice required to be provided under Section 8 (b) shall be provided by electronic mail to equityadministration@cvshealth.com and shall include “Notice of Reemployment” in the subject line.

(b)Any notice required to be given hereunder to the Participant shall be addressed to the Participant at the address shown on the records of the Company.

(c)Either party may hereafter designate an alternate address in writing, which designation shall be sent to the addresses provided in this section.

10.RECOUPMENT OF RSU AWARD. The RSUs shall be subject to the terms of the Company’s Recoupment Policy as it exists from time to time, which may require the Participant to immediately repay to the Company the value of any pre-tax economic benefit that the Participant may derive from the grant of RSUs hereunder. By accepting the grant of RSUs hereunder, the Participant acknowledges that the Company’s Recoupment Policy has been made available for the Participant’s reference. In addition to the Company’s Recoupment Policy, the RSUs may be subject to the terms of any Company clawback policy mandated by any regulatory authority, including the New York Stock Exchange.

11.RESTRICTIVE COVENANT AGREEMENT.
(a)The grant of RSUs pursuant to the Agreement is expressly subject to and contingent upon the requirement that the Participant shall have fully executed and delivered to the Company the applicable written agreement containing the restrictive covenants required by the Company in connection with the award hereunder (such restricted covenant agreement hereafter, the “RCA”).

If the Company intends to require the Participant to execute and deliver a new RCA in connection with the award hereunder, the Company shall provide the new RCA to the Participant and the Participant agrees to execute and deliver the new RCA by the deadline set forth by the Company.  If the Participant is currently subject to an RCA and the Company does not require the Participant to execute and deliver a new RCA, then, by accepting the RSUs, pursuant to the Agreement, the Participant reaffirms the Participant’s intent to comply with all of the provisions in the Participant’s current RCA.

The Participant agrees that failure to execute and return the new RCA, if required, by the deadline set forth by the Company, shall result in the immediate and irrevocable forfeiture of the RSUs granted hereunder and any right to receive Dividend Equivalents or Shares with respect thereto.

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(b)If the Participant violates any provision of the applicable RCA, as determined by the Company in its sole discretion (an “RCA Violation”), (i) the Participant shall immediately and irrevocably forfeit the RSUs, to the extent unvested, and any related accrued Dividend Equivalents, and shall have no right to any payment in connection with such forfeiture; and (ii) with respect to any RSUs that vested within the two (2) year period ending on the earlier of (A) the date, as determined in the sole discretion of the Company, of the Participant’s RCA Violation, or (B) the Participant’s termination of employment, the Participant shall be required, upon demand, to repay or otherwise reimburse the Company (including by forfeiting any deferred compensation credits in respect of such RSUs under the Company’s non-qualified compensation deferral plans) an amount having a value equal to the aggregate FMV of the Shares delivered with respect to the vested RSUs as of the date the RSUs became vested plus any Dividend Equivalents paid on such Shares.

By accepting the grant of RSUs under the Agreement, the Participant acknowledges and agrees that the remedy described above does not constitute the exclusive remedy for the Participant’s violation of the RCA and, as the forfeiture and repayment provisions are not adequate remedies at law, the Company may seek any additional legal or equitable remedy, including injunctive relief, for any such violation. The provisions in this section are essential economic conditions to the Company’s grant of RSUs to the Participant. By receiving the grant of RSUs hereunder, the Participant agrees that the Company and its subsidiaries and affiliates may make deductions from any amounts they may owe the Participant, individually or collectively, from time to time (such as wages or other compensation, deferred compensation credits, vacation pay, severance or other payments owed following a termination of employment, as well as any other amounts owed to the Participant by the Company or its subsidiaries or affiliates) to the extent of any amounts the Participant owes the Company under this section. The provisions of this section and any amounts repayable or reimbursable by the Participant hereunder are intended to be in addition to any rights to repayment the Company may have under Section 304 of the Sarbanes-Oxley Act of 2002 and other applicable law.

12.SECTION 409A. The Company intends that the Agreement not violate any applicable provision of, or result in any additional tax or penalty under, Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the rules and regulations hereunder (collectively, “Section 409A”), and that to the extent any provisions of the Agreement do not comply with Section 409A the Company will make such changes in order to comply with Section 409A to the extent it considers reasonable. In all events, the provisions of CVS Health Corporation’s 409A Universal Definitions Document are hereby incorporated by reference and, to the extent required to avoid a violation of Section 409A by reason of Section 409A(a)(2)(B)(i) of the Code, payment of any amounts subject to Section 409A shall be delayed until the first business day of the seventh month immediately following the employment termination date, as of which date any such delayed payments shall be made in a lump sum. For purposes of any provision of the Agreement providing for the payment of any amounts or benefits upon or following a termination of employment, references to a “termination of employment” (and corollary terms) shall be construed to refer to a “separation from service” (within the meaning of Treas. Reg. Section 1.409A-1(h)). Notwithstanding the foregoing, the Company makes no representations as to the tax treatment or consequences of any payment made hereunder, and the Participant, by accepting the RSUs under the Agreement, acknowledges that the Participant shall be solely responsible for such tax treatment or consequences.

13.LAWS AND POLICIES.
(a)By accepting the grant of RSUs under the Agreement, (i) the Participant acknowledges that a copy of the Plan has been made available by the Company for the Participant’s reference and agrees to be bound by the terms and conditions set forth in the Agreement and the Plan as in effect from time to time, (ii) the Participant further acknowledges that the Federal securities laws and/or the Company’s policies regarding trading in its securities may limit or restrict the Participant’s right to trade Shares, including without limitation, sales of the Shares acquired in connection with RSUs, and (iii) the Participant agrees to comply with such Federal securities law requirements and Company policies, as such laws and policies may be amended from time to time.

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(b)Neither the execution and delivery hereof nor the grant of RSUs evidenced hereby shall constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company or its subsidiaries to employ the Participant for any specific period.

14.COMMITTEE AUTHORITY. The Committee shall have the authority, in its sole discretion, to make any interpretations, determinations, and/or take any administrative actions with respect to the Plan and the Agreement, including without limitation whether any post-termination payments to the Participant shall be deemed severance pay and/or whether a termination was with or without Cause. In the event of any inconsistency between the terms hereof and the provisions of the Plan, the Plan shall govern.

15.GOVERNING LAW. The Agreement and the RSUs evidenced hereby shall be governed by the laws of Delaware, without giving effect to principles of conflict of laws.

16.ACKNOWLEDGEMENT. The Agreement shall be effective only upon the Participant’s formal acceptance of the terms and conditions set forth above as required by the Company.

By:	/S/ Laurie P. Havanec
Executive Vice President, Chief People Officer
CVS Health Corporation

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CVS HEALTH CORPORATION
NONQUALIFIED STOCK OPTION AGREEMENT
GRANT DATE: %%OPTION_DATE,'Month DD, YYYY'%-%

1.GRANT OF AWARD. Pursuant and subject to the provisions of the 2017 Incentive Compensation Plan of CVS Health Corporation (the “Plan”), on the date set forth above (the “Grant Date”), CVS Health Corporation (the “Company”) has granted and hereby evidences the award to the person named below (the “Participant”), subject to the terms and conditions set forth or incorporated in this Nonqualified Stock Option Agreement (the “Agreement”), the right, and option, to purchase from the Company the aggregate number of shares of common stock ($0.01 par value) of the Company (the “Shares”) set forth below, at the purchase price indicated below (the “Option”), such Option to be exercised as hereinafter provided. The fair market value of the Shares on any date is the closing price of the Company’s common stock on such date (the “FMV”). The Plan is hereby made a part hereof and Participant agrees to be bound by all the provisions of the Plan. Capitalized terms not otherwise defined herein shall have the meaning assigned to such term(s) in the Plan. The Option is a nonqualified option as defined in the Plan.

Participant:	%%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-%
Employee ID:	%%EMPLOYEE_IDENTIFIER%-%
Shares:	%%TOTAL_SHARES_GRANTED%-%
Option Price:	%%OPTION_PRICE,'$999,999,999.99'%-%
Vest Date 1:	%%VEST_DATE_PERIOD1,'Month DD, YYYY'%-%	%%SHARES_PERIOD1%-%
Vest Date 2:	%%VEST_DATE_PERIOD2,'Month DD, YYYY'%-%	%%SHARES_PERIOD2%-%
Vest Date 3:	%%VEST_DATE_PERIOD3,'Month DD, YYYY'%-%	%%SHARES_PERIOD3%-%
Vest Date 4:	%%VEST_DATE_PERIOD4,'Month DD, YYYY'%-%	%%SHARES_PERIOD4%-%

2.TERM OF OPTION. The term of the Option shall be for a period of ten (10) years from the Grant Date, subject to the earlier termination of the Option as set forth in the Plan and in the Agreement, and shall expire on the last day of its term (the “Expiration Date”). No portion of the Option shall be exercisable after the Expiration Date.

3.VESTING AND EXERCISE OF OPTION.
(a)    The Option, subject to the provisions of the Plan, shall be exercised by submitting a request to exercise to the Company’s stock plan administrator, in accordance with the Company’s current exercise policies and procedures, specifying the number of Shares to be purchased, which number may not be less than one hundred (100) Shares (unless the number of Shares purchased is the total balance). An exercise by the Participant of all or part of the Option shall be effected through the Company’s “cashless exercise” procedures. Otherwise, at the time of exercise, Participant shall tender to the Company cash or cash equivalents for the aggregate option price of the Shares, which is the FMV of the Shares as of the Grant Date (the “Option Price”), that the Participant has elected to purchase or certificates for Shares of common stock of the Company owned by the Participant for at

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least six (6) months with a FMV at least equal to the aggregate Option Price of the Shares that the Participant has elected to purchase, or a combination of the foregoing.

(b)    Prior to its expiration or termination and except as otherwise provided herein, the Option will become vested in accordance with the vesting schedule set forth above, each date on which vesting occurs a “Vest Date”, and the Option will be exercisable by the Participant to the extent vested prior to the Expiration Date so long as the Participant has maintained continuous employment with the Company or a subsidiary of the Company from the Grant Date through the exercise date.

(c)    Notwithstanding anything to the contrary in the Agreement or the Plan, the vested and exercisable portion of the Option that remains outstanding on the last business day prior to the Expiration Date (the “Automatic Exercise Date”) shall be deemed to have been automatically exercised by the Participant, without any further action or notice by the Company or the Participant, at such time if: (i) (A) the Participant is employed with the Company or any of its subsidiaries on the Automatic Exercise Date or (B) the Expiration Date would occur while the Option remains exercisable pursuant to Sections 8 and 9 of the Agreement, (ii) the Participant has accepted the Option as required by the Company under Section 4, and (iii) the FMV of a Share on the Automatic Exercise Date exceeds the Option Price. The exercise of the Option pursuant to this Section 3(c) shall be effected through the Company’s “cashless exercise” procedures. Notwithstanding the foregoing, there is no guarantee that an automatic exercise pursuant to this Section 3(c) will be effected on the Participant’s behalf and neither the Company nor any other party will bear any responsibility or liability if such an automatic exercise is not effected and instead the Option expires unexercised. Accordingly, the Participant shall bear sole responsibility for ensuring that the Participant exercises any vested portion of the Option prior to the Expiration Date. For the avoidance of doubt, the Option shall not be deemed automatically exercised pursuant to this Section 3(c) if, on the Automatic Exercise Date, the FMV of a Share is less than or equal to the Option Price.

4.REQUIRED ACCEPTANCE OF AWARD. The Participant is required to accept the Option in the manner required by the Company prior to the first anniversary of the Grant Date. The Option will not vest and shall be forfeited in full if the Company has not received the Participant’s acceptance of the terms and conditions set forth herein prior to the first anniversary of the Grant Date. Acceptance shall be submitted electronically as required by the Company.

5.TAXES. Upon a cashless exercise of the Option the Company shall withhold from the proceeds of the exercise of the Option any required taxes. If the Option is exercised other than through a cashless exercise the Company shall have the right to require the Participant to pay the amount of any withholding taxes immediately, upon notification from the Company, before the proceeds from the exercise of the Option are delivered to the Participant. Furthermore, the Company may elect to deduct such taxes from any other amounts then payable to the Participant by the Company in cash or in Shares or from any other amounts payable any time thereafter to the Participant by the Company to the extent allowed under applicable law.

6.TRANSFERABILITY. The Option may be transferred to and may thereafter be exercised by one or more members of the Participant’s immediate family, the Participant’s former spouse if the transfer is pursuant to a court approved divorce settlement agreement, a trust established by the Participant for the benefit of one or more members of the Participant’s immediate family, or a partnership or company of which the only owners are members of the Participant’s immediate family (the “Transferee(s)”); if, that no portion of the Option may be transferred until such time as it becomes vested and exercisable pursuant to Section 3(b) hereof, and further provided that no more than fifty percent (50%) of the exercisable Option may be transferred by Participant. A “member of the Participant’s immediate family” shall mean the Participant’s spouse, parents, children, grandchildren and the spouses of such parents, children and grandchildren. A Transferee will be subject to all terms and conditions applicable to the Participant under the Option prior to its transfer, except that Transferee may not transfer the Option. In order to transfer the Option, the Participant must notify the Company in the form of a “Notice of Transfer of Nonqualified Stock Option” (which form may be

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obtained from the Company’s Legal Department) of such transfer and include the name, address and social security number of Transferee, as well as the relationship of Transferee to the Participant. With respect to any transfer of the Option, the Participant and/or Transferee will be subject to tax reporting and be responsible for any tax liability due in accordance with the law in effect at the time of the transfer of the Option or the exercise of the transferred Option by Transferee or otherwise, as the case may be.

7.FORFEITURE OF OPTION UPON TERMINATION OF EMPLOYMENT. Unless otherwise provided for in the Plan or in the Agreement, as of the date on which the Participant’s employment with the Company and its subsidiaries terminates, the Option, to the extent unexercised, whether vested or unvested, as of the Participant’s employment termination date, shall be forfeited immediately in its entirety, provided that, if the Participant’s employment with the Company and its subsidiaries terminates without cause, as determined by the Company in its sole discretion (“Cause”), the Option, to the extent vested and unexercised as of the employment termination date, shall be exercisable at any time on or before the ninetieth (90th) day immediately following the employment termination date and, to the extent the Option is unvested as of the employment termination date, the Option shall be forfeited immediately.

8.INVOLUNTARY TERMINATION OF EMPLOYMENT WITH SEVERANCE. In the event that the Participant’s employment with the Company and its subsidiaries is terminated by the Company without Cause and Participant receives severance pay following the Participant’s employment pursuant to a written agreement approved by the Company, vesting of the Option shall continue through the end of the severance period set forth in the written agreement providing for such severance pay. To the extent vested, the Option shall be exercisable at any time during the severance period and on or before the ninetieth (90th) day following the last day of the severance period, as long as no government regulations or rules are violated by such continued vesting or exercise period; provided, however, that in no event will the Option be exercisable beyond its original term. Any portion of the Option not vested as of the last day of the severance period shall be forfeited as of the last day of the severance period. In the event that the Participant returns to comparable employment with the Company or any subsidiary, as determined by the Company in its sole discretion, prior to the expiration of the severance period, the Participant shall be treated as if the Participant’s employment with the Company or any subsidiary of the Company had continued through the severance period for purposes of determining eligibility for continued vesting (if this occurs, the Participant is required to notify the Plan administrator by electronic mail to: equityadministration@cvshealth.com).

9.QUALIFIED RETIREMENT. In the event the Participant’s employment with the Company and any subsidiary of the Company terminates by reason of a Qualified Retirement, Participant (a) shall continue to vest in the Option for a period of three (3) years following the Participant’s retirement date and (b) may exercise the Option, to the extent vested, at any time within the period of three (3) years following the Participant’s retirement date, but not beyond the original term of the Option, in both cases as long as no government regulations or rules are violated by such continued vesting or exercise period. To the extent unvested or unexercised at the end of the three (3) year period following the Participant’s retirement date, the Option shall be forfeited. In the event the Participant’s termination of employment qualifies as a Qualified Retirement and the Participant also enters into a severance agreement with the Company, the terms of this Section 9 shall apply with respect to the vesting and exercise of the Option as of the employment termination date. A “Qualified Retirement” shall mean ALTERNATIVE: [a termination of employment on or after attainment of age fifty-five (55) with at least ten (10) years of continuous service or attainment of age sixty (60) with at least five (5) years of continuous service, provided that: (i) if the Participant terminates employment voluntarily, the Participant has provided the Company with at least ninety (90) days advance written notice, in accordance with the provisions of Section 14 below, of the Participant’s retirement date or such other term of advance written notice as is determined by the Chief People Officer of the Company; or (ii) if the Company terminates the Participant’s employment, such termination is without Cause.  The Participant shall also be deemed to have experienced a Qualified Retirement if the Company

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terminates the Participant’s employment without Cause and the Participant shall meet the age and service requirement set forth above during the severance period set forth in a written severance agreement with the Company] or [specific terms determined in advance by the Management Planning and Development Committee].

10.DISABILITY. In the event the Participant’s employment with the Company and any subsidiary of the Company terminates by reason of total and permanent disability (as defined in the Company’s Long-Term Disability Plan, or, if not defined in such plan, as defined by the Social Security Administration), the Option shall vest as of the employment termination date on a pro-rata basis as follows: the Option shall vest with respect to a total number of the Shares equal to (i) the number of the Shares subject to the Option on the Grant Date multiplied by the following fraction: (A) the numerator shall be the whole number of months elapsed, as of the employment termination date, since the Grant Date and (B) the denominator shall be the initial number of full months in the period during which vesting is required under the Award , minus (ii) the number of the Shares with respect to which the Option vested prior to the employment termination date (whether or not the Option was previously exercised). For purposes of this calculation, the number of months in the numerator in sub-section (A) above shall include any partial month in which the Participant has been employed. For example, if the time elapsed between the Grant Date and the employment termination date is eight (8) months and five (5) days and the Participant has been employed for such entire period, the numerator in sub-section (A) above shall be nine (9). The Option may be exercised to the extent vested at any time within one (1) year of the employment termination date but in no event beyond the original term of the Option.

11.DEATH. In the event of the Participant’s employment with the Company and any subsidiary of the Company terminates by reason of the Participant’s death, the Option to the extent not then vested in accordance with Section 3 shall immediately vest and the Option shall remain exercisable for a period of one (1) year after the Participant’s death, or until the Expiration Date, whichever occurs first, by Participant’s Beneficiary. At the end of said one (1) year time period, or as of the Expiration Date if earlier, all rights with respect to the Option shall terminate and the Option shall be cancelled.

12.CHANGE IN CONTROL. In the event of a Change in Control, the applicable provisions of the Plan with respect to a Change in Control shall apply.

13.TRANSFER OF EMPLOYMENT.     Transfer of the Participant’s employment between the Company and a subsidiary of the Company or between subsidiaries of the Company shall not be treated as a termination of employment.

14.NOTICE.
(a)Any notice required to be provided under Section 8 shall be provided by electronic mail to equityadministration@cvshealth.com and shall include “Notice of Reemployment” in the subject line.

(b)A retirement notice required to be given hereunder to the Company under Section 9 shall be in writing, shall include “Retirement Notice” in the subject line, and shall be provided (i) to the Participant’s leader and (ii) to equityadministration@cvshealth.com (if by electronic mail) or CVS Health Corporation, Attention: Senior Director, Executive Compensation, One CVS Drive, Woonsocket, RI 02895 (if by regular mail).

(c)Any notice required to be given hereunder to the Participant shall be addressed to the Participant at the address shown on the records of the Company.

(d)Either party may hereafter designate an alternate address in writing, which designation shall be sent to the addresses provided in this section.

RECOUPMENT OF OPTION AWARD. The Option shall be subject to the terms of the Company’s Recoupment Policy as it exists from time to time, which may require the Participant to immediately

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repay to the Company the value of any pre-tax economic benefit that the Participant may derive from the grant of the Option hereunder. By accepting the grant of the Option hereunder, the Participant acknowledges that a copy of the Company’s Recoupment Policy has been made available for the Participant’s reference. In addition to the Company’s Recoupment Policy, the Option may be subject to the terms of any Company clawback policy mandated by any regulatory authority, including the New York Stock Exchange.

15.RESTRICTIVE COVENANT AGREEMENT.
(a) The Option granted pursuant to the Agreement is expressly subject to and contingent upon the requirement that the Participant shall have fully executed and delivered to the Company the applicable written agreement containing the restrictive covenants required by the Company in connection with the award hereunder (such restricted covenant agreement hereafter, the “RCA”).

If the Company intends to require the Participant to execute and deliver a new RCA in connection with the grant hereunder, the Company shall provide the new RCA to the Participant and the Participant agrees to execute and deliver the new RCA by the deadline set forth by the Company.  If the Participant is currently subject to an RCA and the Company does not require the Participant to execute and deliver a new RCA, then, by accepting the grant of the Option pursuant to the Agreement, the Participant reaffirms the Participant’s intent to comply with all of the provisions in the Participant’s current RCA.

The Participant agrees that failure to execute and return the new RCA, if required, by the deadline set forth by the Company shall result in the immediate and irrevocable forfeiture of the Option granted hereunder.

(b)    If the Participant violates any provision of the applicable RCA, as determined by the Company in its sole discretion (an “RCA Violation”), (i) the Participant shall immediately and irrevocably forfeit the Option, to the extent unvested, and shall have no right to any payment in connection with such forfeiture; and (ii) with respect to any portion of the Option that vested within the two (2) year period ending on the earlier of (A) the date, as determined in the sole discretion of the Company, of the Participant’s RCA Violation, or (B) the Participant’s termination of employment, the Participant shall forfeit the Option to the extent unexercised and shall be required, upon demand, to repay or otherwise reimburse the Company an amount having a value equal to, with respect to each exercise event, the market value of the Shares subject to the exercise of the Option at the time of exercise minus the Option Price with respect to the Shares subject to the exercise of the Option.

By accepting the grant of the Option under the Agreement, the Participant acknowledges and agrees that the remedy described above does not constitute the exclusive remedy for the Participant’s violation of the RCA and, as the forfeiture and repayment provisions are not adequate remedies at law, the Company may seek any additional legal or equitable remedy, including injunctive relief, for any such violation. The provisions in this section are essential economic conditions to the Company’s grant of the Option to the Participant. By receiving the grant of the Option hereunder, the Participant agrees that the Company and its subsidiaries and affiliates may make deductions from any amounts they may owe the Participant, individually or collectively, from time to time (such as wages or other compensation, deferred compensation credits, vacation pay, severance or other payments owed following a termination of employment, as well as any other amounts owed to the Participant by the Company or its subsidiaries or affiliates) to the extent of any amounts the Participant owes the Company under this section. The provisions of this section and any amounts repayable or reimbursable by the Participant hereunder are intended to be in addition to any rights to repayment the Company may have under Section 304 of the Sarbanes-Oxley Act of 2002 and other applicable law.

16.LAWS AND POLICIES.
(a)By accepting the grant of the Option under the Agreement, (i) the Participant acknowledges that a copy of the Plan has been made available by the Company for the Participant’s reference

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and agrees to be bound by the terms and conditions set forth in the Agreement and the Plan as in effect from time to time, (ii) the Participant further acknowledges that the Federal securities laws and/or the Company’s policies regarding trading in its securities may limit or restrict the Participant’s right to trade Shares, including without limitation, sales of the Shares acquired in connection with the Option, and (iii) the Participant agrees to comply with such Federal securities law requirements and Company policies, as such laws and policies may be amended from time to time.

(b)Neither the execution and delivery hereof nor the grant of the Option evidenced hereby shall constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company or its subsidiaries to employ the Participant for any specific period.

17.COMMITTEE AUTHORITY. The Management Planning and Development Committee of the Board of Directors shall have the authority, in its sole discretion, to make any interpretations, determinations, and/or take any administrative actions with respect to the Plan and the Agreement, including without limitation whether any post-termination payments to the Participant shall be deemed severance pay and/or whether a termination was with or without Cause. In the event of any inconsistency between the terms hereof and the provisions of the Plan, the Plan shall govern.

18.GOVERNING LAW. The Agreement and the Option evidenced hereby shall be governed by the laws of Delaware, without giving effect to principles of conflict of laws.

19.ACKNOWLEDGEMENT.     The Agreement shall be effective only upon the Participant’s formal acceptance of the terms and conditions set forth above as required by the Company.

BY:	/S/ Laurie P. Havanec
Executive Vice President, Chief People Officer
CVS Health Corporation

Proprietary	6	Apr_2024_NQ_Award_Agreement_ELT

CVS HEALTH CORPORATION
2017 INCENTIVE COMPENSATION PLAN
PERFORMANCE CASH AWARD AGREEMENT
Pursuant to its 2017 Incentive Compensation Plan (the “Plan”), CVS Health Corporation (the “Company”) hereby grants to the Grantee named below a performance cash award opportunity (“Performance Cash” or “Award”) with the stated Target Value on the terms and conditions hereinafter set forth. All capitalized terms used herein which are not otherwise defined herein shall have the meaning specified in the Plan.

Grant Date [●]	Grantee/Participant [●]	Target Value $[●]

1.PAYMENT OF PERFORMANCE CASH AWARD. Subject to Grantee achieving the Performance Goals set forth on Exhibit A, which may include weighting of multiple goals, the Company shall pay Grantee a Performance Bonus with the Target Value set forth in the table above.
(a)Initial Performance Period. “Initial Performance Period” means the [•]-year period ending [•].
(b)“Initial Payment Date” shall mean a date in calendar year 20xx when the installment of the Target Cash Incentive Award with respect to the Initial Performance Period is paid to the Grantee, which date shall be after certification of the performance goals.
(c)Subject to Section 2, [•]% of the Performance Bonus shall be payable on the Initial Payment Date, provided that Grantee has (x) achieved the Performance Goals measured through the completion of the Initial Performance Period and (y) remained employed with the Company until ALTERNATIVE: [DATE] or [the [•] anniversary of the Grant Date].
[Alternative if multiple vesting/payment dates:
(d)“Cumulative Performance Period” means the [•]-year period ending [•].
(e)“Cumulative Payment Date” shall mean a date in calendar year 20xx when the installment of the Target Cash Incentive Award with respect to the Cumulative Performance Period is paid to the Grantee, which date shall be after certification of the performance goals.
(f)Cumulative Performance Period. Subject to Section 2, [•]% of the Performance Bonus shall be payable on the Cumulative Payment Date, provided that Grantee has (x) achieved the Performance Goals measured through the completion of the Cumulative Performance Period and (y) remained employed with the Company until ALTERNATIVE: [DATE] or [the [•] anniversary of the Grant Date].]
With respect to each installment of the Performance Bonus, the applicable percentage of the Target Value shall be paid as follow unless otherwise set forth on Exhibit A (with linear interpolation applying

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for performance between levels): (i) 0% for achievement of performance criteria below a specified minimum threshold level (“Threshold Performance”), (ii) 40% for achievement of performance criteria at Threshold Performance, (iii) 100% for achievement at target level and (iv) 200% at maximum performance.

2.TERMINATION OF EMPLOYMENT.
(a)General. Except as provided in Sections 2 (b) – (f) below, if, for any reason, the Grantee’s employment with the Company and any subsidiary of the Company terminates, any portion of the Award for which the performance period has not been completed in accordance with Section 1 above shall be immediately forfeited.

(b)Termination with Severance. In the event the Grantee’s employment with the Company and any subsidiary of the Company terminates and the Grantee receives severance pay following Participant’s employment pursuant to a written agreement approved by the Company, the Award shall continue to vest through the end of the specified severance period and shall settle in accordance with the original schedule set forth in Section 1 above, subject to actual performance. Any portion of the Award that will not vest as of the last day of the Grantee’s specified severance period shall be forfeited as of the Grantees employment termination date. In the event that the Grantee returns to comparable employment with the Company or any subsidiary, as determined by the Company in its sole discretion, prior to the expiration of the specified severance period, the Grantee shall be treated as if the Grantee’s employment with the Company or any subsidiary of the Company had continued through the severance period for purposes of determining eligibility for continued vesting (if this occurs, the Participant is required to notify the Committee by electronic mail to: equityadministration@cvshealth.com).

(c)Disability. In the event the Participant’s employment with the Company and any subsidiary of the Company terminates by reason of total and permanent disability (as defined in the Company’s Long-Term Disability Plan, or, if not defined in such plan, as defined by the Social Security Administration), the Award shall vest on a pro rata basis as of the employment termination date and shall settle within thirty (30) days of determination of actual performance in an amount equal to the following: (i) the Target Value of the Award adjusted for actual performance multiplied by the following fraction: (A) the numerator shall be the whole number of months elapsed ALTERNATIVE:[in the performance period] or [since the Grant Date] as of the employment termination date and (B) the denominator shall be the initial number of full months in the ALTERNATIVE: [performance period] or [vesting period] minus (ii) any payment made in respect of an Initial Payment Date.  For purposes of this calculation, the number of months in the numerator in sub-section (A) above shall include any partial month in which Participant has been employed.  For example, if the time elapsed between the Grant Date and the employment termination date is eight (8) months and five (5) days and the Participant has been employed for such entire period, the numerator in sub-section (A) above shall be nine (9).

(d)Death. In the event the Participant’s employment with the Company and any subsidiary of the Company terminates by reason of the Participant’s death, the portion of the Award not then vested in accordance with Section 1 shall immediately vest as of the date of death and shall settle within thirty (30) days of death or as soon as administratively practicable thereafter based on target performance.

(e)Change in Control. In the event of a Change in Control, the applicable provisions of the Plan with respect to a Change in Control shall apply.

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(f)Transfer of Employment. Transfer of the Participant’s employment between the Company and a subsidiary of the Company or between subsidiaries of the Company shall not be treated as a termination of employment.

(g)Taxes. Participant will be responsible for any applicable withholding or other taxes that become due as a result of the Award becoming payable as of the employment termination date or thereafter, and the Company shall cause an amount sufficient to satisfy such taxes required to be withheld prior to payment of the Award.

3.RESTRICTIVE COVENANT AGREEMENT.
(a)This Award is expressly subject to and contingent upon the requirement that the Participant shall have fully executed and delivered to the Company an applicable written agreement containing the restrictive covenants required by the Company in connection with this Award (such restricted covenant agreement hereafter, the “RCA”).

If the Company intends to require the Participant to execute and deliver a new RCA in connection with this Award, the Company shall provide the new RCA to the Participant and the Participant agrees to execute and deliver the new RCA by the deadline set forth by the Company.  If the Participant is currently subject to an RCA and the Company does not require the Participant to execute and deliver a new RCA, then, by accepting the Award, pursuant to this agreement, the Participant reaffirms the Participant’s intent to comply with all of the provisions in the Participant’s current RCA.
The Participant agrees that failure to execute and return the new RCA, if required, by the deadline set forth by the Company, shall result in the immediate and irrevocable forfeiture of this Award.
(b)If the Participant violates any provision of the applicable RCA, as determined by the Company in its sole discretion (an “RCA Violation”), (i) the Participant shall immediately and irrevocably forfeit any then-unvested portion of the Award, and shall have no right to any payment in connection with such forfeiture; and (ii) with respect to any portion of the Award that vested within the two (2) year period ending on the earlier of (A) the date, as determined in the sole discretion of the Company, of the Participant’s RCA Violation, or (B) the Participant’s termination of employment, the Participant shall be required, upon demand, to repay to or otherwise reimburse the Company by an amount having a value equal to the aggregate payment as delivered with respect to the vested portion of the Award as of the date the Award became vested.

By accepting this Award under this agreement, the Participant acknowledges and agrees that the remedy described above does not constitute the exclusive remedy for the Participant’s RCA Violation, as the forfeiture and repayment provisions are not adequate remedies at law, and that the Company may seek any additional legal or equitable remedy, including injunctive relief, for any such violation.  The provisions in this section are essential economic conditions to the Company’s grant of the Award to the Participant.  By receiving the grant hereunder, the Participant agrees that the Company and its subsidiaries and affiliates may make deductions from any amounts they may owe the Participant, individually or collectively, from time to time (such as wages or other compensation, deferred compensation credits, vacation pay,  severance or other payments owed following a termination of employment, as well as any other amounts owed to the Participant by the Company or its subsidiaries or affiliates) to the extent of any amounts the Participant owes the Company under this section.  The provisions of this section and any amounts repayable or reimbursable by the Participant hereunder are intended to be in addition to any rights to repayment the Company may have under Section 304 of the Sarbanes-Oxley Act of 2002 and other applicable law.

2017 ICP Cash - Terms of Award	3

4.RECOUPMENT OF AWARD.

The Award shall be subject to the terms of the Company’s Recoupment Policies as they exist from time to time, which may require the Participant to immediately repay to the Company the value of any pre-tax economic benefit that the Participant may derive from the grant of the Award hereunder. By accepting the Award hereunder, the Participant acknowledges that the Company’s Recoupment Policies have been made available for the Participant’s reference. In addition to the Company’s Recoupment Policies, the Award may be subject to the terms of any Company clawback policy mandated by any regulatory authority, including the New York Stock Exchange.

5.SECTION 409A. The Company intends that the Agreement not violate any applicable provision of, or result in any additional tax or penalty under, Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the rules and regulations hereunder (collectively, “Section 409A”), and that to the extent any provisions of the Agreement do not comply with Section 409A the Company will make such changes in order to comply with Section 409A to the extent it considers reasonable. In all events, the provisions of the Company’s 409A Universal Definitions Document are hereby incorporated by reference and, to the extent required to avoid a violation of Section 409A by reason of Section 409A(a)(2)(B)(i) of the Code, payment of any amounts subject to Section 409A shall be delayed until the first business day of the seventh month immediately following the employment termination date, as of which date any such delayed payments shall be made in a lump sum. For purposes of any provision of this agreement providing for the payment of any amounts or benefits upon or following a termination of employment, references to a “termination of employment” (and corollary terms) shall be construed to refer to a “separation from service” (within the meaning of Treas. Reg. Section 1.409A-1(h)). Notwithstanding the foregoing, the Company makes no representations as to the tax treatment or consequences of any payment made hereunder, and the Participant, by accepting the Award under this agreement, acknowledges that the Participant shall be solely responsible for such tax treatment or consequences.

6.LAWS AND POLICES.
(a)By accepting the Award under this agreement, the Participant acknowledges that a copy of the Plan has been made available by the Company for the Participant’s reference and the Participant agrees to be bound by the terms and conditions set forth in this agreement and the Plan as in effect from time to time.

(b)Neither the execution and delivery hereof nor the grant of the Award evidenced hereby shall constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company or its subsidiaries to employ or continue to employ the Participant for any specific period.

7.COMMITTEE AUTHORITY. The Committee shall have the authority, in its sole discretion, to make any interpretations, determinations, and/or take any administrative actions with respect to the Plan and this agreement, including without limitation whether any post-termination payments to the Participant shall be deemed severance pay and/or whether a termination was with or without Cause. In the event of any inconsistency between the terms hereof and the provisions of the Plan, the Plan shall govern. Furthermore, the determination of the achievement of any performance goals under the Agreement, and the amounts and calculations used in making such determination, shall be in the Board of Directors’ or the Committee’s sole discretion and such determination shall be final, binding and conclusive for all purposes and upon all parties. The Committee (or, if applicable, the Chief Executive Officer of the Company) may, in its discretion, reduce or increase the amount of a settlement otherwise to be made in connection with the Award to the extent permissible under the Plan.

8.DETRIMENTAL CONDUCT.
(a)In addition to and without limiting the other terms and conditions of the Agreement, if prior to final settlement of the Award the Committee determines that the Participant has engaged in

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Detrimental Conduct (as defined below), the Committee, in its sole discretion, will be entitled to recover from the Participant some or all of the cash paid to the Participant pursuant to this agreement. All such determinations by the Committee will be final and binding.

(b)The Participant agrees that during any period in which the Award remains outstanding and payable pursuant to this agreement, the Participant shall not engage in Detrimental Conduct. For purposes of this agreement, “Detrimental Conduct” means any one of the following: (i) any conduct that would constitute Cause; (ii) the commission of a criminal act by the Participant, whether or not performed in the workplace, that subjects, or if generally known, would subject the Company or any of its subsidiaries to public ridicule or embarrassment; (iii) intentional misconduct or conduct not taken in good faith and causing significant reputational harm to the Company or any of its subsidiaries; (iv) intentional violation, or negligent disregard, of the Company’s or any of its subsidiaries’ policies, rules and procedures, speciﬁcally including, but not limited to, any of the Participant’s obligations under the Company’s Code of Conduct and workplace policies; or (v) any violation of the Participant’s RCA.

(c)Payment of the Award is speciﬁcally conditioned on the requirement that at all times prior to the applicable payment date, the Participant does not engage or has not engaged in Detrimental Conduct. If the Committee determines in its reasonable business judgment that the Participant has failed to satisfy such requirements, then all or a portion of the Award as determined by the Committee in its sole discretion, shall be canceled and forfeited as of the date of such determination. All such determinations by the Committee will be final and binding.

9.GOVERNING LAW. The Agreement shall be governed by the laws of Delaware, without giving effect to principles of conflict of laws.

10.ACKNOWLEDGEMENT. The Agreement shall be effective only upon the Participant’s formal acceptance of the terms and conditions set forth above as required by the Company.

By:	/S/ Laurie P. Havanec
Executive Vice President, Chief People Officer
CVS Health Corporation

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Exhibit A
Performance-Cash Goals

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